EXHIBIT 10.5(A)

                                     WAIVER

Whereas, the undersigned parties entered into that certain Securities Purchase Agreement (the "Agreement") for the purchase of 500,000 shares of the Company's common stock;

Whereas, Section 2.3 of the Agreement provides that the Closing is contingent on Purchaser (as defined in the Agreement) introducing to LensCard Corporation potential investors ("Investors"); and (ii) such Investors, and/or one or more investment funds controlled by or affiliated with Purchaser, purchase a minimum of $1,500,000 of the Company's Series A Convertible Preferred Stock at $1.00 per share before February 1, 2004;

Whereas, the parties wish to waive such closing contingencies and to authorize the closing the purchase of common stock pursuant to the Agreement.

THEREFORE, the undersigned parties agree as follows:

The undersigned parties hereby waive all closing contingencies set forth in
Section 2.3 of the Agreement and authorize the closing of the purchase of the common stock pursuant to the Agreement.

Bristol Capital, LLC

By: /s/ Paul Kessler
--------------------------------
Name: Paul Kessler
Title: Member

LensCard Corporation

By:  _____________________________
Name:
Title: